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                                                                   EXHIBIT 10.15

                         THE LIGHTSPAN PARTNERSHIP, INC.

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                  JULY 8, 1999


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                                TABLE OF CONTENTS

                                                                                PAGE
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
1.1     Certain Definitions..................................................... 2

1.2     Restrictions............................................................ 3

1.3     Restrictive Legend...................................................... 3

1.4     Notice of Proposed Transfers............................................ 4

1.8     Limitations on Subsequent Registration Rights........................... 8

1.9     Expenses of Registration................................................ 8

1.10    Registration Procedures................................................. 9

1.11    Indemnification.........................................................11

1.12    Information by Holder...................................................13

1.13    Rule 144 Reporting......................................................13

1.14    Transfer of Registration Rights.........................................13

1.15    Standoff Agreement......................................................14

1.16    Termination of Rights...................................................14

2.1     Right of First Offer....................................................14

2.2     Termination of Right of First Offer.....................................16

Affirmative Covenants of the Company............................................16

3.1     Financial Information...................................................16

3.2     Operating Plan and Budget...............................................17

3.3     Inspection..............................................................17

3.4     Assignment of Rights to Financial Information...........................17

3.5     Proprietary Information Agreement.......................................17

3.6     Board of Directors......................................................18

3.7     Restrictions on Employee Stock..........................................18

3.8     Termination of Covenants................................................19

3.9     Definition of Investor..................................................19

3.10    Qualified Small Business Stock..........................................19

3.11    Capital Stock of Subsidiaries...........................................19

3.12    Approval of Certain Actions.............................................19

3.13    Most Favored Nations Treatment..........................................19

Right of First Refusal..........................................................20

4.1     Restriction on Transfer.................................................20

4.2     Notice Requirement......................................................20

4.3     Option of Investors.....................................................20


                                       1.
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
                                                                                PAGE
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
4.4     Special Provisions Regarding Exchanges..................................21

4.5     Option of Company.......................................................21

4.6     Transfer of Shares......................................................21

4.7     Effect of Notice........................................................22

4.8     Certain Transfers Exempt................................................22

4.9     Pledge of Stock.........................................................23

4.10    Termination.............................................................23

5.1     Assignment..............................................................23

5.2     Third Parties...........................................................23

5.3     Governing Law...........................................................23

5.4     Counterparts............................................................23

5.5     Notices.................................................................23

5.6     Severability............................................................23

5.7     Amendment and Waiver....................................................24

5.8     Effect of Amendment or Waiver...........................................24

5.9     Termination of Prior Agreement..........................................24

5.10    Rights of Holders.......................................................24

5.11    Delays or Omissions.....................................................24

EXHIBIT A - Schedule of Investors

                                       2.
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                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

        THIS AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (the "Agreement") is entered into as of the 8th day of July 1999, by and among The Lightspan Partnership, Inc., a California corporation (the "Company"), and the persons set forth on the Schedule of Investors attached hereto as Exhibit A (the "Investors").

                                    RECITALS

        A. The Company sold and issued to certain of the Investors (the "Series A Holders") 7,467,500 shares of the Series A Preferred Stock of the Company pursuant to that certain Series A Preferred Stock Purchase Agreement between the Company and the Series A Holders dated as of December 6, 1993 (the "Series A Agreement"); the Company sold and issued to certain of the Investors (the "Series B Holders") 11,666,664 shares of the Series B Preferred Stock of the Company pursuant to that certain Series B Preferred Stock Purchase Agreement between the Company and the Series B Holders dated as of February 7, 1995 (the "Series B Agreement"); the Company sold and issued to certain of the Investors (the "Series C Holders") 3,264,285 shares of the Series C Preferred Stock of the Company pursuant to that certain Series C Preferred Stock Purchase Agreement between the Company and the Series C Holders dated as of September 20, 1996 (the "Series C Agreement"); and the Company sold and issued to certain of the Investors (the "Series D Holders") 13,129,443 shares of the Series D Preferred Stock of the Company pursuant to that certain Series D Preferred Stock Purchase Agreement between the Company and the Series D Holders dated as of June 24, 1997 (the "Series D Agreement"). The Company (i) has issued a warrant to purchase 150,000 shares Series A Preferred Stock to Comdisco Ventures, (ii) has issued warrants to purchase an aggregate of 150,000 shares of Series B Preferred Stock to Comdisco Ventures, (iii) has issued warrants to purchase 70,000 and 26,625 shares of Series C Preferred Stock to Silicon Valley Bank and Comdisco Ventures, respectively, and (iv) has issued warrants to purchase an aggregate of 3,636,876 shares of Series D Preferred Stock to certain investors; the aforementioned parties are collectively referred to herein as "Warrant Holders," and the Preferred Stock issuable upon exercise of the aforementioned warrants are collectively referred to herein as "Warrant Shares." Pursuant to that certain Investor Rights Agreement dated as of June 24, 1997 (the "Prior Agreement") the Company granted to such Series A Holders, Series B Holders, Series C Holders, Series D Holders and Warrant Holders certain rights.

        B. Pursuant to that certain Series E Preferred Stock Purchase Agreement of even date herewith (the "Series E Agreement"), the Company has agreed to sell to certain of the Investors up to a total of 6,000,000 shares of Series E Preferred Stock of the Company and, as an inducement for such Investors to purchase such shares, the Company, the Series A Holders, the Series B Holders, the Series C Holders, the Series D Holders and the Warrant Holders have agreed to enter into this Agreement to supersede, amend and restate the rights granted to the Series A Holders, the Series B Holders, the Series C Holders, the Series D Holders and the Warrant Holders in the Prior Agreement and extend such rights, as so superseded, amended and restated to the purchasers of Series E Preferred Stock.

        C. The Company has entered into that certain Agreement and Plan of Reorganization with Academic Systems Corporation dated as of May 10, 1999, pursuant to which the Company will issue to certain stockholders of Academic Systems Corporation (the "Academic Preferred Holders") shares of its Series E Preferred Stock. The Company and the Investors desire to extend the rights granted hereunder to the Academic Preferred Holders. Upon receipt of the Series E Preferred Stock by the Academic Preferred Holders, the Academic Preferred Holders shall be considered as "Investors" hereunder.

        D. The shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock held by the Investors are referred to collectively herein as the "Shares."

        NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties agree as follows:

                                    SECTION 1

                        RESTRICTIONS ON TRANSFERABILITY;
                               REGISTRATION RIGHTS

        1.1 Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

            "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

            "Conversion Shares" means the Common Stock issued or issuable upon conversion of the Shares.

            "Holder" shall mean (i) any Investor or Warrant Holder holding Registrable Securities and (ii) any person holding Registrable Securities to whom the rights under this Agreement have been transferred in accordance with
Section 1.14 hereof.

            "Initiating Holders" shall mean (i) any Investors, Warrant Holders or transferees of Investors or Warrant Holders under Section 1.14 hereof who in the aggregate are Holders of not less than thirty percent (30%) of the Registrable Securities, or (ii) any Investors, Warrant Holders or transferees of Investors or Warrant Holders under Section 1.14 hereof who propose to register securities, the aggregate offering price of which, net of underwriting discounts and commissions, exceeds $10,000,000.

            The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

            "Registration Expenses" shall mean all expenses incurred by the Company in complying with Sections 1.5, 1.6 and 1.7 hereof, including, without limitation, all registration, qualification, listing and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident

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to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

            "Registrable Securities" means (i) the Shares; (ii) the Conversion Shares; (iii) any Common Stock of the Company issued or issuable in respect of the Shares or Conversion Shares or other securities issued or issuable with respect to the Shares or Conversion Shares upon any stock split, stock dividend, recapitalization, or similar event, or any Common Stock otherwise issued or issuable with respect to the Shares or Conversion Shares; and (iv) the Warrant Shares and shares of Common Stock issuable upon conversion of the Warrant Shares; provided, however, that shares of Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been
(A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

            "Restricted Securities" shall mean the securities of the Company required to bear the legend set forth in Section 1.3 hereof.

            "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

            "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and all fees and disbursements of counsel for the Holders (as limited by Section 1.9).

        1.2 Restrictions. The Shares and the Conversion Shares shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. Each Investor will cause any proposed purchaser, assignee, transferee or pledgee of the Shares and the Conversion Shares held by such Investor to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

        1.3 Restrictive Legend. Each certificate representing (i) the Shares,
(ii) the Conversion Shares, and (iii) any other securities issued in respect of the securities referenced in clauses (i) and (ii) upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 1.4 below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

        "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) REASONABLY

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ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE
REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT."

               "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY."

            Each Investor consents to the Company making a notation on its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer established in this Section 1.

        1.4 Notice of Proposed Transfers. The holder of each certificate representing Restricted Securities, by acceptance thereof, agrees to comply in all respects with the provisions of this Section 1. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied at such holder's expense by either (i) an unqualified written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, or (iii) any other evidence reasonably satisfactory to counsel to the Company, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. The Company will not require such a legal opinion or "no action" letter
(a) in any transaction in compliance with Rule 144, (b) in any transaction in which an Investor which is a corporation distributes Restricted Securities after six (6) months after the purchase thereof solely to its majority owned subsidiaries or affiliates, or (c) in any transaction in which an Investor which is a partnership or limited liability company distributes Restricted Securities after six (6) months after the purchase thereof solely to partners or members thereof; provided that each transferee agrees in writing to be subject to the terms of this Section 1.4. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section
1.3 above, except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for such holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.

        1.5 Requested Registration

            (a) Request for Registration. In case the Company shall receive from Initiating Holders a written request that the Company effect any registration, qualification or compliance with respect to the Registrable Securities, the Company will:

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            (i) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

            (ii) as soon as practicable, use its best efforts to effect such registration, qualification or compliance (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within thirty (30) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 1.5:

                (1) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                (2) Prior to the earlier of (i) three (3) months following the effective date of the first public offering of the Common Stock of the Company to the general public which is effected pursuant to a registration statement filed with, and declared effective by, the Commission under the Securities Act (the "Initial Public Offering") or (ii) July 8, 2004;

                (3) During the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the earlier of
(i) one (1) year from the date sixty (60) days prior to the Company's estimated date of filing of, or (ii) the date six (6) months immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and that the Company's estimate of the date of filing such registration statement is made in good faith;

                (4) After the Company has effected three (3) such registrations pursuant to this subparagraph 1.5(a), each such registration has been declared or ordered effective and the securities offered pursuant to each such registration have been sold; or

                (5) If the Company shall furnish to such Holders a certificate, signed by the President of the Company, stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 1.5 shall be deferred for a period not to exceed ninety (90) days from the date of receipt of written request from the Initiating Holders; provided, however, that the Company may not utilize this right more than twice in any twelve (12) month period.

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        Subject to the foregoing clauses (1) through (5), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders.

            (b) Underwriting. In the event that a registration pursuant to
Section 1.5 is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to
Section 1.5(a)(i). The right of any Holder to registration pursuant to Section
1.5 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 1.5 and the inclusion of such Holder's Registrable Securities in the underwriting, to the extent requested, to the extent provided herein.

        The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into and perform its obligations under an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Initiating Holders (which managing underwriter shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 1.5, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

        If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to ninety (90) days after the effective date of such registration.

        1.6 Company Registration.

            (a) Notice of Registration. If at any time or from time to time, the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders other than (i) a registration relating solely to employee benefit plans, or (ii) a registration relating solely to a Commission Rule 145 transaction, the Company will:

                (i) promptly give to each Holder written notice thereof; and

                (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests made within fifteen (15) days after receipt of such written notice from the Company by any Holder, but only to the extent that such inclusion will not diminish the number of securities included by the Company or by holders of the Company's securities who have demanded such registration except as provided in
Section 1.6(b) below.

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            (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 1.6(a)(i). In such event, the right of any Holder to registration pursuant to Section 1.6 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into and perform its obligations under an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company (or by the holders who have demanded such registration). Notwithstanding any other provision of this Section 1.6, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of Registrable Securities to be included in the registration and underwriting, on a pro rata basis based on the total number of securities (including, without limitation, Registrable Securities) entitled to registration pursuant to registration rights granted to the participating Holders by the Company; provided, however, that if such offering is the initial public offering of shares to the public, no such reduction may reduce the number of securities being sold by the Company for its own account; and provided further that if such offering is not the initial offering of shares to the public, no such reduction may reduce the number of securities being sold by the Holders to less than thirty percent (30%) of the shares being sold in such offering. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder or other holder to the nearest 100 shares. If any Holder or other holder disapproves of the terms of any such underwriting, he or she may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to ninety (90) days after the effective date of the registration statement relating thereto.

            (c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 1.6 prior to the effectiveness of such registration, whether or not any Holder has elected to include securities in such registration.

        1.7 Registration on Form S-3.

            (a) The Company shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form. To that end the Company shall register (whether or not required by law to do so) the Common Stock under the Exchange Act in accordance with the provisions of the Exchange Act following the effective date of the first registration of any securities of the Company on Form S-1 or any comparable or successor form or form.

            (b) If any Holder or Holders of not less than twenty percent (20%) of the Registrable Securities requests that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities, the reasonably anticipated aggregate price to the public of which, net of underwriting discounts and commissions, would exceed $250,000, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form. The Company will (i) promptly give written notice of the proposed registration to all other Holders, and (ii) as soon as

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

practicable, use its best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within thirty (30) days after receipt of such written notice from the Company. The substantive provisions of Section 1.5(b) shall be applicable to each registration initiated under this Section 1.7.

            (c) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 1.7: (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; (ii) during the period starting with the date sixty (60) days prior to the filing of, and ending on the earlier of (x) one year from the date sixty (60) days prior to the Company's date of filing of, or (y) a date six (6) months following the effective date of, a registration statement (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or
(iii) if the Company shall furnish to such Holder a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors, it would be seriously detrimental to the Company or its shareholders for registration statements to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed ninety (90) days from the receipt of the request to file such registration by such Holder or Holders; provided, however, that the Company may not utilize this right more than twice in any twelve (12) month period.

        1.8 Limitations on Subsequent Registration Rights. From and after the date hereof, the Company shall not enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights with respect to such securities unless (i) such new registration rights, including standoff obligations, are on a pari passu basis with those rights of the Holders hereunder; or (ii) such new registration rights, including standoff obligations, are subordinate to the registration rights granted Holders hereunder.

        1.9 Expenses of Registration. All Registration Expenses incurred in connection with any registration pursuant to Sections 1.5 and 1.6 and the reasonable cost of one special legal counsel to represent all of the Holders together in any such registration shall be borne by the Company, provided that the Company shall not be required to pay the Registration Expenses of any registration proceeding begun pursuant to Section 1.5, the request of which has been subsequently withdrawn by the Initiating Holders. In such case, (i) the Holders of Registrable Securities to have been registered shall bear all such Registration Expenses pro rata on the basis of the number of shares to have been registered, and (ii) the Company shall be deemed not to have effected a registration pursuant to subparagraph 1.5(a) of this Agreement. Notwithstanding the foregoing, however, if at the time of the withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request, of which the Company had knowledge at the time of the request, then the Holders shall not be required to pay any of said Registration Expenses. In such case, the Company shall be deemed not to have effected a registration pursuant to subparagraph 1.5(a) of this Agreement. Unless otherwise stated, all other Selling Expenses relating to securities registered on behalf of the Holders and all Registration Expenses incurred in connection with any registration pursuant to Section 1.7 shall be borne by the Holders of the registered securities included in such registration pro rata on the basis of the number of shares so registered.

        1.10 Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Section 1, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

            (a) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least one hundred eighty (180) days or until the distribution described in the registration statement has been completed; provided, however, that in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that if Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that if applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (y) includes any prospectus required by
Section 10(a)(3) of the Securities Act or (z) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (y) and (z) above shall be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement;

            (b) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

            (c) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statements as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

            (d) Notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchaser of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

            (e) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

            (f) Cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;

            (g) Provide a transfer agent and registrar for all Registrable Securities and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

            (h) Make available for inspection by any Holder participating in such registration, any underwriter participating in any disposition pursuant to such registration, and any attorney or accountant retained by any such Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers and directors to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such registration statement; provided, however, that such Holder, underwriter, attorney or accountant shall agree to hold in confidence and trust all information so provided;

            (i) Furnish to each Holder participating in such registration

                (i) in the case of an underwritten public offering, a copy of any opinion of counsel for the Company provided to the underwriters participating in such offering, dated the effective date of the registration statement;

                (ii) in the case of an underwritten public offering, a copy of any "comfort" letters provided to the underwriters participating in such offering and signed by the Company's independent public accountants who have examined and reported on the Company's financial statements included in the registration statement, to the extent permitted by the standards of the AICPA or other relevant authorities, and

                (iii) a copy of all documents filed with and all correspondence from or to the Commission in connection with any such offering other than non-substantive cover letters and the like.

            (j) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act.

        1.11 Indemnification.

            (a) The Company will indemnify each Holder, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 1, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, as such expenses are incurred, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein.

            (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of the officers and directors and each person controlling such other Holders within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such other Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as such expenses are incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein; provided that in no event shall any indemnity under this subparagraph 1.11(b) exceed the net proceeds received by such Holder in such registration.

            (c) Each party entitled to indemnification under this Section 1.11 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense; provided, however, that an Indemnified Party (together with all other Indemnified Parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this
Section 1.11 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

            (d) If the indemnification provided for in this Section 1.11 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any claim, loss, damage, liability or action referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such claim, loss, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other in connection with the actions that resulted in such claims, loss, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact related to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            (e) The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section were based solely upon the number of entities from whom contribution was requested or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 1.11. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to above in this Section 1.11 shall be deemed to include any legal or other expenses reasonably incurred by such

Indemnified Party in connection with investigating or defending any such action or claim, subject to the provisions of Section 1.11 hereof. Notwithstanding the provisions of this Section 1.11, no Holder shall be required to contribute any amount or make any other payments under this Agreement which in the aggregate exceed the net proceeds (after selling expenses) received by such Holder. No person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

        1.12 Information by Holder. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 1.

        1.13 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its best efforts to:

            (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act");

            (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

            (c) So long as a Holder owns any Restricted Securities, to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

        1.14 Transfer of Registration Rights. The rights to cause the Company to register securities granted to any party hereto under Sections 1.5, 1.6 and 1.7 may be assigned to a transferee or assignee reasonably acceptable to the Company in connection with any transfer or assignment of Registrable Securities by such party (together with any affiliate); provided that (a) such transfer may otherwise be effected in accordance with applicable securities laws, (b) notice of such assignment is given to the Company, and (c) such transferee or assignee
(i) is a wholly-owned subsidiary or constituent partner or limited liability company member or an affiliate (including limited partners, retired partners, spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) of such party, or (ii) acquires from such party at least 100,000 shares of Registrable Securities (as appropriately adjusted for stock splits and the like).

        1.15 Standoff Agreement. Each Holder agrees in connection with any registration of the Company's securities (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan) that, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, pledge or otherwise hypothecate or encumber, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days from the effective date of such registration in the case of a registration for the Company's initial public offering and ninety (90) days from the effective date of such registration in the case of other registrations) as may be requested by the Company or such managing underwriters; provided, that the officers and directors of the Company who own stock of the Company also agree to such restrictions.

        1.16 Termination of Rights. The rights of any particular Holder to cause the Company to register securities under Sections 1.5, 1.6 and 1.7 shall terminate with respect to such Holder on the fifth year anniversary of the effective date of the Company's Initial Public Offering.


                                    SECTION 2

                              RIGHT OF FIRST OFFER

        2.1 Right of First Offer.

            (a) Right of First Offer. Subject to the terms and conditions contained in this Section 2.1, the Company hereby grants to each Investor the right of first offer to purchase its Pro Rata Portion of any New Securities (as defined in subsection 2.1(b)) which the Company may, from time to time, propose to sell and issue. An Investor's "Pro Rata Portion" for purposes of this Section
2.1 is the ratio that (x) the sum of the number of shares of the Company's Common Stock then held by such Investor and the number of shares of the Company's Common Stock issuable upon conversion of the Preferred Stock then held by such Investor bears to (y) the sum of the total number of shares of Company's Common Stock then outstanding and the number of shares of the Company's Common Stock issuable upon conversion of the then outstanding Preferred Stock. Each Series B Holder shall have a right of overallotment such that if any Series B Holder fails to exercise its right to purchase its total Pro Rata portion of New Securities, the other Series B Holders may purchase the non-purchasing Series B Holder's portion on a pro rata basis within fifteen (15) days from the date that the Company provides written notice of such failure. Each Series C Holder shall have a right of over-allotment such that if any Series C Holder fails to exercise its right to purchase its total Pro Rata Portion of New Securities, the other Series C Holders may purchase the non-purchasing Series C Holder's portion on a pro rata basis within fifteen (15) days from the date that the Company provides written notice of such failure. Each Series D Holder shall have a right of over-allotment such that if any Series D Holder fails to exercise its right to purchase its total Pro Rata Portion of New Securities, the other Series D Holders may purchase the non-purchasing Series D Holder's portion on a pro rata basis within fifteen (15) days from the date that the Company provides written notice of such failure. Each Series E Holder shall have a right of over-allotment such that if any Series E Holder fails to exercise its right to purchase its total Pro Rata Portion of New Securities, the other Series E Holders may purchase the non-purchasing Series E Holder's portion on a pro rata basis within fifteen (15) days from the date that the Company provides written notice of such failure.

            (b) Definition of New Securities. Except as set forth below, "New Securities" shall mean any shares of capital stock of the Company, including Common Stock and Preferred Stock, whether authorized or not, and rights, options or warrants to purchase said shares of Common Stock or Preferred Stock, and securities of any type whatsoever that are, or may become, convertible into said shares of Common Stock or Preferred Stock. Notwithstanding the foregoing, "New Securities" does not include (i) the Shares or the Conversion Shares, (ii) securities offered to the public generally pursuant to a registration statement under the Securities Act, (iii) securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets or shares, or other consolidation, merger or reorganization whereby the Company or its shareholders own not less than a majority of the voting power of the surviving or successor corporation (or other corporation which is the issuer of the capital stock into which the capital stock of the Company is converted or exchanged in such consolidation, merger or reorganization), (iv) shares of the Company's Common Stock or related options convertible into or exercisable for such Common Stock issued to employees, officers and directors of, and consultants, customers, and vendors to, the Company, pursuant to any arrangement approved by the Board of Directors of the Company, (v) shares of the Company's Common Stock or related options convertible into or exercisable for such Common Stock issued to any bank, equipment lessor or other similar financial institution if and to the extent that the transaction in which such sale or grant is to be made is approved by the Company's Board of Directors with at least seventy-five percent (75%) of the members of the Board of Directors voting in favor of such sale or grant, (vi) stock issued pursuant to any rights or agreements, including, without limitation, convertible securities, options and warrants, provided that the Company shall have complied with the right of first offer established by this Section 2.1 with respect to the initial sale or grant by the Company of such rights or agreements, or (vii) stock issued in connection with any stock split, stock dividend or recapitalization by the Company.

            (c) Notice of Right. In the event the Company proposes to undertake an issuance of New Securities, it shall give each Investor written notice of its intention, describing the type of New Securities and the price and terms upon which the Company proposes to issue the same. The Holders shall have fifteen
(15) days from the date of receipt of any such notice to agree to purchase shares of such New Securities (up to the amount referred to in subsection 2.1(a)), for the price and upon the terms specified in the notice, by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

            (d) Exercise of Right. If any Investor exercises its right of first offer hereunder, the closing of the purchase of the New Securities with respect to which such right has been exercised shall take place within ninety (90) calendar days after the Investor gives notice of such exercise, which period of time shall be extended in order to comply with applicable laws and regulations. Upon exercise of such right of first offer, the Company and the Investor shall be legally obligated to consummate the purchase contemplated thereby and shall use their best efforts to secure any approvals required in connection therewith.

            (e) Lapse and Reinstatement of Right. In the event an Investor fails to exercise the right of first offer provided in this Section 2.1 within said fifteen (15) day period and after expiration of the fifteen (15) day period for the over-allotment provisions of this Section 2.1, the Company shall have ninety
(90) days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within sixty
(60) days from the date of said agreement) to sell the New Securities not elected to be purchased by such Investor at the price and upon the terms no more favorable to the purchasers of such securities than specified in the Company's notice. In the event the Company has not sold the New Securities or entered into an agreement to sell the New Securities within said ninety (90) day period (or sold and issued New Securities in accordance with the foregoing within sixty
(60) days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities without first offering such securities to the Investors in the manner provided above.

            (f) Assignment. The right of the Investors to purchase any part of the New Securities may be assigned in whole or in part to any partner, member, subsidiary, affiliate or shareholder of an Investor, or other persons or organizations who acquire from an Investor at least 100,000 shares of Restricted Securities (as adjusted for stock splits and the like).

        2.2 Termination of Right of First Offer. The right of first offer granted under Sections 2.1 of this Agreement shall terminate on and be of no further force or effect upon the closing of a firmly underwritten public offering of Common Stock at a price per share of at least $10.00 (subject to adjustments for stock splits, stock dividends, combinations and recapitalizations) and resulting in aggregate gross proceeds to the Company of at least $20,000,000 (a "Qualifying Public Offering").


                                    SECTION 3

                      Affirmative Covenants of the Company

        The Company hereby covenants and agrees as follows:

        3.1 Financial Information. So long as an Investor is a holder of 100,000 Shares and/or shares of Common Stock issued upon the conversion thereof (as adjusted for any stock splits, consolidations and the like), the Company will furnish to such Investor the following reports:

            (a) As soon as practicable after the end of each fiscal year, and in any event within ninety (90) days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such fiscal year, and consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and certified by independent public accountants of national standing selected by the Company; and

            (b) As soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited profit or loss statement, schedule as to the sources and application of funds for such fiscal quarter and an unaudited balance sheet and a statement of shareholder's equity as of the end of such fiscal quarter and a statement showing the number of shares of each class and series of capital stock and securities convertible into or exercisable for shares of capital stock outstanding at the end of the period, the number of common shares issuable upon conversion or exercise of any outstanding securities convertible or exercisable for common shares and the exchange ratio or exercise price applicable thereto, all in sufficient detail as to permit the Holder to calculate its percentage equity ownership in the Company.

            (c) As soon as practicable after the end of each calendar month, and in any event within 30 days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of each calendar month, and consolidated statements of income and cash flow for such period and for the current fiscal year to date, together with a comparison of such statements to the Company's operating plan then in effect.

        3.2 Operating Plan and Budget. So long as an Investor holds at least 100,000 Shares and/or shares of Common Stock issued upon conversion thereof (as adjusted for any stock splits, consolidations and the like), as soon as practicable upon approval or adoption by the Company's Board of Directors, the Company will furnish such Investor with the Company's budget and operating plan (including projected balance sheets and profit and loss and cash flow statements) for such fiscal year.

        3.3 Inspection. The Company shall permit each Investor, at such Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor; provided, however, that the Company shall not be obligated pursuant to this Section 3.3 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

        3.4 Assignment of Rights to Financial Information. The rights granted pursuant to Sections 3.1 and 3.2 may be assigned by an Investor to a third party who acquires at least 100,000 Shares and/or shares of Common Stock issued upon conversion thereof (as adjusted for any stock splits, consolidations and the like) from such Investor and who is not a Competitor of the Company, provided that the Company receives notice twenty (20) days prior to such assignment. "Competitor" shall mean any Person whose primary business is the development and marketing of educational programs and software. "Person" shall mean an individual, a partnership, a joint venture, a corporation, a trust, a joint-stock company, a union, a business association, a firm, an unincorporated organization, a government or any department or agency thereof, or other entity.

        3.5 Proprietary Information Agreement. The Company shall require each person employed by the Company who shall, in the ordinary course of their employment, have access to the Company's confidential and proprietary information, to execute a proprietary information agreement.

        3.6 Board of Directors. The Company will hold meetings of its Board of Directors not less frequently than once every quarter.

        3.7 Restrictions on Employee Stock. The Company shall not sell stock to employees or consultants, except as provided in this Section 3.7.

            (a) Employee Stock Vesting. The Company may sell shares of Common Stock, or grant options to purchase Common Stock, provided that such shares or options shall be subject to vesting at the rate of one-quarter at the end of the first year of full time employment, and monthly thereafter in thirty-six (36) equal monthly installments. Vesting of stock issued to consultants shall be determined by the Company's Board of Directors on a case by case basis.

            (b) Unvested Shares. Unvested shares shall be purchasable by the Company or its assignee at cost upon termination of employment for any reason. Unvested shares shall be nontransferable.

            (c) Company's Right of First Refusal.

                (i) Prior to making any sale or transfer of vested shares of Common Stock, a holder of such vested shares (the "Common Stock Holder") shall give the Company the opportunity to purchase such vested shares in accordance with this Section 3.7(c).

                (ii) Notice of Right. The Common Stock Holder shall give notice (the "Transfer Notice") to the Company in writing of such intention, specifying the amount of vested shares proposed to be sold or transferred, the proposed price per share therefor (the "Transfer Price") and the other material terms upon which such disposition is proposed to be made. The Company shall have fifteen (15) days from the date of receipt of the Transfer Notice to agree to purchase such shares at the Transfer Price and upon the terms specified in the Transfer Notice by giving written notice to the Common Stock Holder and stating therein the quantity of shares to be purchased.

                (iii) Exercise of Right. If the Company exercises its right of first refusal hereunder, the closing of the purchase of the shares with respect to which such right has been exercised shall take place within ninety (90) calendar days after the Company gives notice of such exercise, which period of time shall be extended in order to comply with applicable laws and regulations. Upon exercise of its right of first refusal, the Company and the Common Stock Holder shall be legally obligated to consummate the purchase contemplated thereby and shall use their best efforts to secure any approvals required in connection therewith.

                (iv) Lapse and Reinstatement of Right. In the event the Company fails to exercise the right of first refusal within said fifteen (15) day period, the Common Stock Holder shall have ninety (90) days thereafter to sell or enter into an agreement (pursuant to which the sale of shares covered thereby shall be closed, if at all, within sixty (60) days from the date of said agreement) to sell the shares not elected to be purchased by the Company at the price and upon the terms no more favorable to the purchasers of such securities than specified in the Transfer Notice. In the event the Common Stock Holder has not sold the shares or entered into an agreement to sell the shares within said ninety (90) day period (or sold the shares in accordance with the foregoing within sixty (60) days from the date of said agreement), the Common Stock Holder shall not thereafter sell or transfer any vested shares without first offering such securities to the Company in the manner provided above.

                (v) Assignment. The right of Company to purchase any part of the vested shares may be assigned in whole or in part to any shareholder or shareholders of the Company or other persons or organizations.

                (vi) Termination of Right of First Refusal. The right of first refusal granted under this Section 3.7(c) shall terminate on and be of no further force or effect upon the closing of a Qualifying Public Offering.

        3.8 Termination of Covenants. The covenants set forth in Sections 3.1 through 3.7 shall terminate on, and be of no further force or effect after, the date on which the Company is required to file reports with the Commission pursuant to Section 13 or 15(d) of the Exchange Act.

        3.9 Definition of Investor. For purposes of determining the amount of shares held by an Investor, all Investors affiliated with any Investor shall be treated as a single Investor.

        3.10 Qualified Small Business Stock. The Company covenants that so long as Registrable Securities or Shares are held by an Investor (or a transferee in whose hands the Registrable Securities or shares are eligible to qualify as Qualified Small Business Stock as defined in Section 1202(c) of the Internal Revenue Code of 1986, as amended), it will use its reasonable efforts to cause the Registrable Securities or Shares to qualify as Qualified Small Business Stock.

        3.11 Capital Stock of Subsidiaries. The Company covenants that it will not allow to be issued any shares of capital stock of any subsidiary without the unanimous approval of the Company's Board of Directors.

        3.12 Approval of Certain Actions.

            (a) Notwithstanding any provision in the Company's Amended and Restated Articles of Incorporation (the "Restated Articles"), the Company agrees that it will not (i) take any of the actions set forth in Article THIRD, Sections 7(b)(i), 7(b)(ii), 7(b)(v), 7(b)(vi) and 7(b)(vii) of the Restated Articles or (ii) redeem any shares of Series C Preferred Stock pursuant to Article THIRD, Section 5 of the Restated Articles, without first obtaining the approval (by vote or consent as provided by law) of at least three Corporate Investors (as defined below).

            (b) For purposes of this Section 3.12, a "Corporate Investor" shall mean each of COMCAST Programming Holdings, Inc., Microsoft Corporation, TCI ETC Holdings, Inc., and Tribune Company, or any affiliate of any Corporate Investor which receives such Corporate Investor's interests in the Company.

        3.13 Most Favored Nations Treatment. The Company covenants that in the event that, at any time an Investor holds Registrable Securities or Shares, the Company modifies, amends or otherwise supplements any provision of this Agreement or the Preferred Stock Purchase Agreement between the Company and any Investor pursuant to which Shares or Registrable Securities were acquired, or otherwise enters into any other agreement or arrangement with any Investor (other than by an amendment of this Agreement or any Preferred Stock Purchase Agreement pursuant to which any Investor acquired Shares or Registrable Securities that is effected in accordance with the amendment provisions herein or therein) the effect of which, in any such case, is to increase or enhance the rights and privileges of such Investor in respect of its Registrable Securities or Shares over the rights and privileges applicable to the interests of other Investors in Registrable Securities or Shares, the Company shall promptly give written notice to all such other Investors of such increase or enhancement of rights and, if so requested by any such other Investor, shall take all necessary action consistent with the terms of this Agreement to ensure that the rights and privileges of such other Investor making such request are increased or enhanced to an equal or greater extent.

                                    SECTION 4

                             Right of First Refusal

        4.1 Restriction on Transfer. No Investor shall transfer, assign, hypothecate, encumber, pledge or otherwise alienate (hereinafter "transfer") any Shares (or any shares of Common Stock issued upon conversion thereof) unless such Investor previously complied with all provisions of this Section 4. Any transfer not made in accordance with this Section 4 shall be voidable by the Company, and the Company shall not be obligated to treat the transferee in such transaction as a shareholder for any purpose.

        4.2 Notice Requirement. If an Investor seeks to transfer any Shares or any shares of Common Stock issuable upon conversion thereof, whether voluntarily or involuntarily, such Investor (the "Offering Shareholder") shall first give written notice of such intention ("Notice of Transfer") to all other Investors and to the Secretary of the Company. The Notice of Transfer shall specify the number of Shares or shares of Common Stock to be transferred (the "Offered Shares"), and state the price and all other terms of the proposed transaction. The Notice of Transfer shall constitute an irrevocable offer to sell the Offered Shares during the periods described below.

        4.3 Option of Investors.

            (a) For thirty (30) days following the deemed receipt of a Notice of Transfer (the "Option Period"), the First Option Holders (as defined below) shall have an irrevocable right to purchase the Offered Shares in accordance with the terms stated in the Notice of Transfer. For purposes of this Section 4.3, "First Option Holders" shall mean (i) in the case of a proposed transfer of Common Stock, the Investors holding Common Stock and (ii) in the case of a proposed transfer of Preferred Stock, the Investors holding Shares of the same series as the Offered Shares. Each First Option Holder shall have the option to purchase (i) in the case of a proposed transfer of Common Stock, that proportion of the shares available for purchase as the number of shares of Common Stock held by such First Option Holder bears to the total number of shares of Common Stock held by all First Option Holders, or (ii) in the case of a proposed transfer of shares of a series of Preferred Stock, that proportion of the shares available for purchase as the number of shares of such series held by such First Option Holder bears to the total number of shares of such series held by all First Option Holders. The right may be exercised by a written notice, signed by each First Option Holder who chooses to exercise such right, stating that the First Option Holder desires to purchase such First Option Holder's portion of the Offered Shares and tendering the purchase price therefor. Such notice shall be delivered to the Offering Shareholder before expiration of the Option Period. Failure to respond in writing within the Option Period to the Notice of Transfer shall be deemed an irrevocable waiver by such First Option Holder of such First Option Holder's right to acquire its portion of the Offered Shares. Each First Option Holder shall have a right of over-allotment such that if any First Option Holder fails to exercise its right to purchase its portion of the Offered Shares, the other First Option Holders may purchase the non-purchasing First Option Holder's portion on a pro rata basis within fifteen (15) days from the date that the Offering Shareholder provides written notice of such failure.

            (b) To the extent that the First Option Holders do not elect to acquire all of the Offered Shares, the remaining Investors shall have an irrevocable right, for thirty (30) days following expiration of the Option Period (or the additional 15-day period provided for over-allotments) (the "Second Option Period") to purchase any Offered Shares not purchased by the First Option Holders. Each such Investor shall have the option to purchase that proportion of the remaining shares available for purchase as the number of shares of Common Stock owned by, or issuable upon conversion of the Shares owned by, such Investor bears to the total number of shares of Common Stock owned by, or issuable upon conversion of the Shares owned by, the remaining Investors. The right may be exercised by a written notice, signed by each Investor who chooses to exercise such right, stating that the Investor desires to purchase such Investor's portion of the Offered Shares and tendering the purchase price therefor. Such notice shall be delivered to the Offering Shareholder before expiration of the Second Option Period. Failure to respond in writing within the Second Option Period to the Notice of Transfer shall be deemed an irrevocable waiver by such Investor of such Investor's right to acquire a proportionate part of the shares of the Offered Shares.

        4.4 Special Provisions Regarding Exchanges. If the Notice of Transfer specifies consideration other than cash, then the Offered Shares may be purchased in cash for the net fair market value of such property, as determined in good faith by an independent appraiser. All expenses for such independent appraiser shall be borne by the Offering Shareholder.

        4.5 Option of Company. To the extent that the Investors do not elect to acquire all of the Offered Shares, the Company shall have an irrevocable right, for thirty (30) days following expiration of the Second Option Period (the "Third Option Period") to purchase any Offered Shares not purchased by the Investors in accordance with the terms stated in the Notice of Transfer. The right may be exercised by a written notice, signed by the President of the Company, stating that the Company desires to purchase such Offered Shares and tendering the purchase price therefor. Such notice shall be delivered to the Offering Shareholder before expiration of the Third Option Period.

        4.6 Transfer of Shares. If the Offered Shares are not purchased and paid for by the Investors within the Option Period or the Second Option Period or by the Company or its assignee(s) within the Third Option Period, said Offered Shares may be transferred, at any time within one hundred twenty (120) days after delivery of the Notice of Transfer, in strict accordance with the terms specified in the Notice of Transfer. Any transferee shall receive and hold said Offered Shares subject to the right of first refusal set forth in this Section
4. If such transfer is not made within said one hundred twenty (120) day period in strict accordance with the terms specified in the Notice of

Transfer, the Offered Shares shall not be transferred except in accordance with the restrictions of this Section 4.

        4.7 Effect of Notice. The purchase price for Offered Shares shall be deemed tendered, and said Offered Shares shall be deemed purchased, at such time as the Offering Shareholder receives written notice enclosing a cashier's check for the purchase price or stating that the purchase price has been delivered to a third party (such as counsel to the Company) with instructions to deliver such amount to the Offering Shareholder upon surrender of certificates representing the Offered Shares, duly endorsed with signatures guaranteed. All rights accorded the Offering Shareholder with respect to the Offered Shares, other than the right to payment therefor, shall cease at that time. If payment is tendered directly to the Offering Shareholder, the Offering Shareholder shall promptly cause to be delivered certificates representing the Offered Shares, duly endorsed with signatures guaranteed, to the Company's transfer agent for cancellation or transfer.

        4.8 Certain Transfers Exempt. Notwithstanding anything else contained in this Section 4 to the contrary, an Investor shall be permitted to make transfers of shares held by such Investor without complying with the provisions of this
Section 4 in the circumstances set forth below in this Section 4.8. An Investor may make a gift of shares of the Company to his or her spouse, issue, other members of his or her immediate family, or to a trust for the benefit of such Investor, spouse, issue or other members, without complying with the provisions of this Section 4. Except as set forth below, an Investor other than a natural person may distribute for no additional consideration (but not sell or exchange) shares of the Company to its partners (general or limited), members, stockholders, wholly-owned subsidiaries or affiliates in accordance with their beneficial interest in the shares of the Company without complying with the provisions of this Section 4. Such transferees shall hold such shares of the Company subject to the right of first refusal set forth in this Section 4 and shall be required to confirm same in writing prior to receipt of such shares. An Investor may transfer his or its shares for value to a parent, subsidiary or other affiliated company without complying with the provisions of this Section
4. The provisions of this Section 4 shall not apply to any transfer of Shares by an Investor in connection with an acquisition of the stock or assets of the Company (regardless of the form of such acquisition); provided, however, that, if less than all of the Shares are acquired in any such acquisition, each Investor is permitted to sell the same proportion of its or his shares. The provisions of this Section 4 shall not apply to any transfer of Shares by an Investor in connection with the acquisition of such Investor (regardless of the form of such acquisition) except that if more than 25% of the total assets of an Investor (determined on a consolidated, fair market value basis in good faith by such Investor) consists of shares of the Company, a transfer of shares or other equity interests (hereinafter "shares") of such investor (or a transfer of shares of any parent of such Investor as to which more than 25% of the total assets of such parent (so determined on a consolidated, fair market value basis) consists of the interest of such parent in shares of the Company) constituting voting control of such Investor (or parent) shall be deemed to be a transfer of shares of the Company subject to Section 4 unless such transfer is a transfer to a partner, shareholder, parent, subsidiary or affiliate otherwise excepted from compliance with Section 4 by the foregoing provisions of this Section 4.8. If a transfer of shares of the Company is deemed to result from the transfer of shares of an Investor (or parent) by virtue of the except clause of the foregoing sentence, the Notice of Transfer shall state, in addition to the offering price of the Offered Shares as contemplated by Section 4.2, the equivalent offering price at which the shares of the Investor (or parent) would be transferred pursuant to Section 4.6 and the basis for the determination thereof and the relationship between the two prices, which relationship shall be determined in good faith by such Investor taking into account relative fair market values of the assets involved.

        4.9 Pledge of Stock. Subject to Section 1.15 above, an Investor may pledge Shares or Common Stock of the Company to the Company or a bank or other financial institution, provided that the pledge or security agreement under which such shares are pledged specifies that (i) the pledgee shall not sell or transfer such shares (other than to the Investor upon termination of the pledge) without first offering the same to the Investors and the Company pursuant to the provisions of this Section 4 and (ii) that the pledgee agrees to be bound by all other terms and conditions of this Agreement if such pledgee becomes the Investor with respect to such shares.

        4.10 Termination. The restrictions imposed by this Section 4 shall terminate immediately prior to the closing of a Qualifying Public Offering. Securities received pursuant to any stock dividend, stock split, recapitalization, or exercise of a conversion right shall be subject to this
Section 4 to the same extent as the shares of the Company with respect to which they were issued.


                                    SECTION 5

                                  Miscellaneous

        5.1 Assignment. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto.

        5.2 Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

        5.3 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California in the United States of America.

        5.4 Counterparts. This Agreement may be executed in two or more counterparts and signature pages may be delivered by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        5.5 Notices. Any notice required or permitted by this Agreement shall be in writing and shall be sent by prepaid registered or certified mail, return receipt requested, addressed to the other party at the address shown below or at such other address for which such party gives notice hereunder. Such notice shall be deemed to have been given three (3) days after deposit in the mail.

        5.6 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement, and the balance of this Agreement shall be enforceable in accordance with its terms.

        5.7 Amendment and Waiver. Any provision of this Agreement may be amended with the written consent of the Company and the Holders of at least fifty percent (50%) of the outstanding shares of the Registrable Securities provided that (i) no such amendment shall be effective unless it shall have been approved by at least three Corporate Investors, (ii) no such amendment shall impose or increase any liability or obligation on a Holder without the consent of such Holder and (iii) no such amendment having an adverse effect on any Holder in relation to the other Holders may be made without consent of such Holder. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder of Registrable Securities and the Company. In addition, the Company may waive performance of any obligation owing to it, as to some or all of the Holders of Registrable Securities, or agree to accept alternatives to such performance, without obtaining the consent of any Holder of Registrable Securities. In the event that an underwriting agreement is entered into between the Company and any Holder, and such underwriting agreement contains terms differing from Section 1.11 of this Agreement with respect to indemnification made available to underwriters, as to any such Holder the terms of such underwriting agreement shall govern.

        5.8 Effect of Amendment or Waiver. The Investors and their successors and assigns acknowledge that by the operation of Section 5.7 hereof the Holders of a majority of the outstanding Registrable Securities, acting in conjunction with the Company, will have the right and power to diminish or eliminate any or all rights pursuant to this Agreement.

        5.9 Termination of Prior Agreement. Upon execution of this Agreement by the Company and the Investors, the Investor Rights Agreement dated June 24, 1997 among the Company and certain of the Investors shall terminate, be of no further force and effect and shall, in all respects, be superseded by the provisions of this Agreement.

        5.10 Rights of Holders. Each holder of Registrable Securities shall have the absolute right to exercise or refrain from exercising any right or rights that such holder may have by reason of this Agreement, including, without limitation, the right to consent to the waiver or modification of any obligation under this Agreement, and such holder shall not incur any liability to any other holder of any securities of the Company as a result of exercising or refraining from exercising any such right or rights.

        5.11 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement, upon any breach or default of the other party, shall impair any such right, power or remedy of such non-breaching party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

                      [THIS SPACE LEFT BLANK INTENTIONALLY]

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                    THE LIGHTSPAN PARTNERSHIP, INC.


                                    By: ________________________________________
                                            Carl E. Zeiger, President and
                                            Chief Operating Officer


                                    SZ INVESTMENTS LLC
                                    By: Zell General Partnership, Inc.
                                    Its:  Managing Member


                                    By: ________________________________________

                                    Title: _____________________________________


                                    STATE TREASURER OF THE STATE OF MICHIGAN,
                                        Custodian of the Michigan Public School
                                        Employees' Retirement System, State
                                        Employees' Retirement System, Michigan
                                        State Police Retirement System, and
                                        Michigan Judges' Retirement System


                                    By: ________________________________________
                                            Linda Rose, Acting Administrator


                                    COMCAST PROGRAMMING HOLDINGS,
                                    INC.


                                    By: ________________________________________

                                    Title: _____________________________________



               [SIGNATURE PAGE TO THE LIGHTSPAN PARTNERSHIP, INC.
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

                                    TCI ETC HOLDING, INC.


                                    By: ________________________________________

                                    Title: _____________________________________


                                    MICROSOFT CORPORATION


                                    By: ________________________________________

                                    Title: _____________________________________


                                    TRIBUNE COMPANY


                                    By: ________________________________________

                                    Title: _____________________________________


                                    ACCEL IV L.P.
                                    By:  Accel IV Associates L.P.
                                    Its General Partner


                                    By: ________________________________________
                                            General Partner


                                    ACCEL INVESTORS '93 L.P.


                                    By: ________________________________________
                                            General Partner


               [SIGNATURE PAGE TO THE LIGHTSPAN PARTNERSHIP, INC.
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

                                    ELLMORE C. PATTERSON PARTNERS


                                    By: ________________________________________
                                            General Partner


                                    ACCEL KEIRETSU L.P.

                                    By:  Accel Partners & Co., Inc.
                                    Its General Partner


                                    By: ________________________________________


                                    PROSPER PARTNERS


                                    By: ________________________________________
                                            Attorney-In-Fact


                                    KLEINER PERKINS CAUFIELD & BYERS VI

                                    By:     Its General Partner:
                                    KPCB VI Associates


                                    By: ________________________________________
                                            Its General Partner


                                    KPCB VI FOUNDERS FUND

                                    By:     Its General Partner:
                                    KPCB VI Associates


                                    By: ________________________________________
                                            Its General Partner

               [SIGNATURE PAGE TO THE LIGHTSPAN PARTNERSHIP, INC.
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

                                    INSTITUTIONAL VENTURE PARTNERS V


                                    By: ________________________________________
                                            General Partner


                                    INSTITUTIONAL VENTURE MANAGEMENT V


                                    By: ________________________________________
                                            General Partner


                                    "INVESTOR:"


                                    ____________________________________________
                                    By: ________________________________________
                                    Title: _____________________________________


                                    "INVESTOR:"


                                    ____________________________________________
                                    By: ________________________________________
                                    Title: _____________________________________


                                    "INVESTOR:"


                                    ____________________________________________
                                    By: ________________________________________
                                    Title: _____________________________________

               [SIGNATURE PAGE TO THE LIGHTSPAN PARTNERSHIP, INC.
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

                                    U.S. INFORMATION TECHNOLOGY INVESTMENT
                                      ENTERPRISE PARTNERSHIP


                                    By: ________________________________________

                                    Title: _____________________________________



                                    U.S. INFORMATION TECHNOLOGY NO.2
                                     INVESTMENT ENTERPRISE PARTNERSHIP


                                    By: ________________________________________

                                    Title: _____________________________________



                                    JAFCO G-7(B) INVESTMENT ENTERPRISE
                                      PARTNERSHIP


                                    By: ________________________________________

                                    Title: _____________________________________



                                    JAFCO G-7(A) INVESTMENT ENTERPRISE
                                      PARTNERSHIP


                                    By: ________________________________________

                                    Title: _____________________________________


               [SIGNATURE PAGE TO THE LIGHTSPAN PARTNERSHIP, INC.
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

                                    JAFCO R-2 INVESTMENT ENTERPRISE
                                      PARTNERSHIP


                                    By: ________________________________________

                                    Title: _____________________________________



                                    JAFCO JS-2 INVESTMENT ENTERPRISE
                                      PARTNERSHIP


                                    By: ________________________________________

                                    Title: _____________________________________



                                    JAPAN ASSOCIATED FINANCE CO. LTD.


                                    By: ________________________________________

                                    Title: _____________________________________

               [SIGNATURE PAGE TO THE LIGHTSPAN PARTNERSHIP, INC.
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

                                    TECHNO VII-A LIMITED PARTNERSHIP


                                    By: ________________________________________

                                    Title: _____________________________________


                                    TECHNO VII-B LIMITED PARTNERSHIP


                                    By: ________________________________________

                                    Title: _____________________________________


                                    TECHNO VIII LIMITED PARTNERSHIP


                                    By: ________________________________________

                                    Title: _____________________________________

               [SIGNATURE PAGE TO THE LIGHTSPAN PARTNERSHIP, INC.
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

                                    NASSAU CAPITAL LLC


                                    By: ________________________________________

                                    Title: _____________________________________


                                    KECALP, INC.


                                    By: ________________________________________

                                    Title: _____________________________________


                                    TULLY FAMILY INVESTMENT LIMITED
                                    PARTNERSHIP


                                    By: ________________________________________

                                    Title: _____________________________________



                                    ____________________________________________
                                    MICHAEL J. GROSSMAN, M.D.



                                    ____________________________________________
                                    ROBERT HAWK


               [SIGNATURE PAGE TO THE LIGHTSPAN PARTNERSHIP, INC.
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

                                    NAS PARTNERS I L.L.C.



                                    By: ________________________________________
                                           John G. Quigley
                                           Member


                                    NASSAU CAPITAL PARTNERS II L.P.

                                    By:    Nassau Capital L.L.C.,
                                           its General Partner


                                    By: ________________________________________
                                           John G. Quigley
                                           Member


                                    MERRILL LYNCH KECALP L.P. 1997

                                    By:    KECALP, Inc.
                                           its General Partner


                                    By: ________________________________________

                                    Title: _____________________________________


               [SIGNATURE PAGE TO THE LIGHTSPAN PARTNERSHIP, INC.
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

                                    TULLY CAPITAL PARTNERS LLC



                                    By: ________________________________________

                                    Title: _____________________________________


                                    MICHAEL GROSSMAN PAINE WEBBER IRA ROLLOVER
                                    ACCOUNT #DG7901-68



                                    By: ________________________________________

                                    Title: _____________________________________



                                    ____________________________________________
                                    MARGARET STEVENS GROSSMAN



               [SIGNATURE PAGE TO THE LIGHTSPAN PARTNERSHIP, INC.
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

                                    LIBERTY MEDIA CORPORATION

                                    By: ________________________________________

                                    Title: _____________________________________



                                    SONY CORPORATION OF AMERICA

                                    By: ________________________________________

                                    Title: _____________________________________



                                    IGNITE VENTURES I, L.P.


                                    By: ________________________________________
                                           Nobuo Mii

                                    Title: _____________________________________


                                    ____________________________________________
                                    STEWART BOXER


                                    ____________________________________________
                                    CHRIS CHAI


                                    ____________________________________________
                                    LISA CHAI


               [SIGNATURE PAGE TO THE LIGHTSPAN PARTNERSHIP, INC.
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

                                    COMCAST INTERACTIVE INVESTMENTS, INC.


                                    By: ________________________________________

                                    Title: _____________________________________


               [SIGNATURE PAGE TO THE LIGHTSPAN PARTNERSHIP, INC.
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

                                    DHM ARCADIA PARTNERS


                                    By: ________________________________________

                                    Title: _____________________________________


               [SIGNATURE PAGE TO THE LIGHTSPAN PARTNERSHIP, INC.
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

                                    EXHIBIT A

SZ Investments, LLC                                 State Treasurer of the State of Michigan
Two North Riverside Plaza, Suite 600                Alternate Investments Division
Chicago, IL 60606                                   Treasury Building
Attn: William Pate                                  P.O. Box 15128
                                                    Lansing, MI 48901
                                                    Attn: David Turner

U.S. Information Technology Investment Enterprise   U.S.  Information  Technology  No. 2  Investment
Partnership                                         Enterprise Partnership
505 Hamilton Ave.                                   505 Hamilton Ave.
Palo Alto, CA 94301                                 Palo Alto, CA 94301
Attn: Barry Schiffman                               Attn: Barry Schiffman

JAFCO G-7(A) Investment Enterprise Partnership      JAFCO G-7(B) Investment Enterprise Partnership
505 Hamilton Ave.                                   505 Hamilton Ave.
Palo Alto, CA 94301                                 Palo Alto, CA 94301
Attn: Barry Schiffman                               Attn: Barry Schiffman

JAFCO R-2 Investment Enterprise Partnership         JAFCO JS-2 Investment Enterprise Partnership
505 Hamilton Ave.                                   505 Hamilton Ave.
Palo Alto, CA 94301                                 Palo Alto, CA 94301
Attn: Barry Schiffman                               Attn: Barry Schiffman

Japan Associated Finance Co., Ltd.                  Tribune Company
505 Hamilton Ave.                                   435 North Michigan Ave.
Palo Alto, CA 94301                                 Chicago, IL  60611
Attn: Barry Schiffman                               Attn: David Hiller/Donn Davis

COMCAST Programming Holdings, Inc.                  Microsoft Corporation
1500 Market St., 35th Floor                         1 Microsoft Way
Philadelphia, PA  19102-4735                        Redmond, WA  98052
Attn: Kathy Hyneman                                 Attn: Peter Neupert

TCI ETC Holdings, Inc.                              Accel IV L.P.
700 14th St., N.W., Fifth Floor                     c/o Carter Sednaoui
Washington, DC  20005                               Accel Partners
                                                    One Palmer Square
                                                    Princeton, NJ 08542

Accel Investors '93 L.P.                            Ellmore C. Patterson Partners
c/o Carter Sednaoui                                 c/o Carter Sednaoui
Accel Partners                                      Accel Partners
One Palmer Square                                   One Palmer Square
Princeton, NJ 08542                                 Princeton, NJ 08542

Accel Keiretsu L.P.                                 Prosper Partners
c/o Carter Sednaoui                                 c/o Carter Sednaoui
Accel Partners                                      Accel Partners
One Palmer Square                                   One Palmer Square
Princeton, NJ 08542                                 Princeton, NJ 08542

Kleiner Perkins Caufield & Byers VI                 KPCB VI Founders Fund
Four Embarcadero Center, Suite 3520                 Four Embarcadero Center, Suite 3520
San Francisco, CA  94111                            San Francisco, CA  94111
Attn: John Doerr                                    Attn: John Doerr

Institutional Venture Partners V                    Institutional Venture Management V
3000 Sand Hill Road, Building 2, Suite 290          3000 Sand Hill Road, Building 2, Suite 290
Menlo Park, CA  94025                               Menlo Park, CA  94025
Attn: Ruth Ann Quindlen                             Attn: Attn: Ruth Ann Quindlen

Anderson Lightspan Partners                         Techno VII-A Limited Partnership
c/o Anderson Enterprises LLC                        c/o Techno Venture Co., Ltd.
330 Spring Creek Road                               15-5, Ichibancho
Rockford, IL  61107                                 Chiyoda-Ku
Attn:  Duane Bach                                   Tokyo 102 Japan
                                                    Attn: Yasu Dohi

Techno VII-B Limited Partnership                    Techno VIII Limited Partnership
c/o Techno Venture Co., Ltd.                        c/o Techno Venture Co., Ltd.
15-5, Ichibancho                                    15-5, Ichibancho
Chiyoda-Ku                                          Chiyoda-Ku
Tokyo 102 Japan                                     Tokyo 102 Japan
Attn: Yasu Dohi                                     Attn: Yasu Dohi

Nassau Capital Partners II L.P.                     KECALP Inc.
22 Chambers Street                                  World Financial Center, South Tower
Princeton, NJ 08542                                 250 Vesey Street
Attn: William Stewart                               New York, NY 10281
                                                    Attn: Robert Tully
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

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
NAS Partners I LLC                                  Merrill Lynch KECALP L.P. 1997
22 Chambers Street                                  World Financial Center, South Tower
Princeton, NJ 08542                                 250 Vesey Street
Attn: William Stewart                               New York, NY 10281
                                                    Attn: Robert Tully

Tully Capital Partners LLC                          Margaret Stevens Grossman
c/o Heron Investments                               310 Forward Street
301 Tresser Blvd., 13th Floor                       La Jolla, CA 92037
Stamford, CT 06901
Attn: Timothy J. Tully

Paine Webber Rollover IRA                           Robert Hawk
Michael S. Grossman                                 #6 Hilton Head Drive
310 Forward Street                                  Rancho Mirage, CA 92270
La Jolla, CA 92037

Liberty Media Corporation                           Sony Corporation of America
9197 South Peoria Street                            550 Madison Avenue, 33rd Floor
Englewood, CO 80112-5833                            New York, NY 10022-3211

Ignite Ventures I, L.P.                             Stewart Boxer
The Ignite Group                                    171 12th Street, #100
255 Shoreline Drive, Suite 510                      Oakland, CA 94607
Redwood City, CA 94065
Attention: Steve Payne

Chris and Lisa Chai                                 Comcast Interactive Investments, Inc.
118 Mallorca Way                                    c/o Comcast Corporation
San Francisco, CA 94123                             1500 Market Street
                                                    Philadelphia, PA 19102
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